Exhibit 10.1

FIRST AMENDMENT TO AMENDED AND RESTATED CREDIT AGREEMENT

This First Amendment to Amended and Restated Credit Agreement (“Amendment”) is effective as of May 22, 2024 and is entered into by and among FIVE POINT OPERATING COMPANY, LP, a Delaware limited partnership (“Borrower”), ZIONS BANCORPORATION, N.A., dba CALIFORNIA BANK & TRUST (“CBT”), as the administrative agent (“Administrative Agent”) for itself as a lender and lenders, COMERICA BANK, a Texas banking association (“Comerica”), JPMORGAN CHASE BANK, N.A., a national banking association (“JPMorgan”) and CITIBANK, N.A. (“Citibank” and collectively with CBT as a lender, Comerica, and JPMorgan, the “Lenders” and each individually a “Lender”) with respect to that certain existing unsecured, revolving credit facility of $125,000,000.00 (the “Credit Facility”) which has been provided to Borrower by Lenders pursuant to that certain Credit Agreement dated as of April 18, 2017 by and among Borrower, Administrative Agent and Lenders which has been amended, restated and otherwise modified from time to time, including a full amendment and restatement thereof pursuant to that certain Fifth Amendment to Credit Agreement dated as of October 19, 2023 (as such Credit Agreement has been so amended and restated, the “Credit Agreement”). All capitalized terms not defined herein shall mean as defined in the Credit Agreement.

RECITALS

A. In connection with the Credit Facility, Borrower also executed (i) that certain Note dated as of April 18, 2017 in favor of CBT as a Lender in the original face amount of $50,000,000.00 (as may have been previously amended, restated and otherwise modified, the “CBT Note”), (ii) that certain Note dated as of November 8, 2017 in favor of Comerica in the original face amount of $25,000,000.00 (as may have been previously amended, restated and otherwise modified, the “Comerica Note”), (iii) that certain Note dated as of November 8, 2017 in favor of JPMorgan in the original face amount of $25,000,000.00 (as may have been previously amended, restated and otherwise modified, the “JPMorgan Note”), and (iv) that certain Note dated as of November 8, 2017 in favor of Citibank in the original face amount of $25,000,000.00 (as may have been previously amended, restated and otherwise modified, the “Citibank Note” and collectively with the CBT Note, the Comerica Note and the JPMorgan Note, the “Notes”). The Credit Facility is also guaranteed by certain Domestic Subsidiaries of the Borrower (individually each a “Guarantor” and collectively, the “Guarantors”) pursuant to that certain Guaranty dated as of April 18, 2017 in favor of Administrative Agent for the benefit of Lenders, as modified by that certain Joinder to Guaranty dated November 30, 2017 (collectively, and as may have been previously amended, restated, or otherwise modified, the “Guaranty”). The Credit Agreement, the Notes, the Guaranty and all other agreements, documents, and instruments evidencing, supporting and otherwise relating to the Credit Facility, as each may have been amended, extended, restated or otherwise modified from time to time, are sometimes referred to individually and collectively as the “Loan Documents”. Hereinafter, the Loan Documents shall mean such documents as modified or restated by this Amendment. Borrower and the Guarantors are sometimes referred to individually as a “Loan Party” and collectively as the “Loan Parties”).

B. The Loan Parties exchanged certain notes comprising 99.8% of the Senior Notes, thereby reducing the Indebtedness under the Senior Notes to no greater than $1,500,000.00 in the aggregate (the “Remaining Outstanding Senior Notes Indebtedness”) and, as a result of such reduction, Borrower has requested that Lender waive certain terms and conditions set forth in the Credit Agreement related to the collateralization of the Remaining Outstanding Senior Notes Indebtedness.

C. Borrower has also requested modification of certain other terms and conditions set forth in the Credit Agreement, including, inter alia, extension of the Maturity Date.

D. Administrative Agent and Lenders have agreed to the foregoing requested waiver and modifications subject to the terms and conditions set forth below.

Five Point Operating Company, LP

First Amendment to A&R Credit Agreement

AGREEMENT

WHEREFORE, based on the foregoing, and for good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged by Administrative Agent, Lenders and the Loan Parties (including each Guarantor by their respective execution of the attached Consent and Agreement of Guarantors (the “Guarantor Consent”)), the parties hereto agree as follows:

1. Modification of Loan Documents. Effective upon the satisfaction of the Extension Conditions (as defined below), the Credit Agreement (and the other Loan Documents to the extent applicable) are hereby amended and modified as follows:

a.	Maturity Date Extension.

i) Extension of Maturity Date. Subject only to Section 1(a)(ii) below as to Non-Consenting Lender Citibank only, the Maturity Date is hereby extended from April 18, 2026 to July 15, 2027 and the definition of “Maturity Date” as set forth in the Credit Agreement is hereby amended and restated as follows:

““Maturity Date” means July 15, 2027. For the avoidance of doubt, if the Maturity Date is not a Business Day, then the Maturity Date shall be the first Business Day after such date.”

All references to the “Maturity Date” contained in the Credit Agreement, Notes or any other Loan Document are hereby deemed to mean and be the extended Maturity Date of July 15, 2027.

ii) Non-Consenting Lender. Citibank has not approved the requested extension of the Maturity Date and, therefore, is deemed a Non-Consenting Lender as that term is defined in the Credit Agreement. Therefore, notwithstanding anything to the contrary set forth elsewhere herein, the extension of the Maturity Date pursuant to Section 1(a)(i) above shall not apply to the Commitment held by Citibank and the Maturity Date currently in effect (prior to giving effect to this Amendment) of April 18, 2026 shall continue to be the Maturity Date of the Commitment of Citibank, with the outstanding principal of all of Citibank’s Loans and L/C Advances, accrued interest thereon, accrued fees and all other amounts payable to Citibank under the Loan Documents remaining due and payable in full as of that date (i.e., April 18, 2026).

iii) No Further Extensions. The option to further extend the Maturity Date as set forth in Section 2.14 of the Credit Agreement is deleted and the provisions of that Section 2.14 are hereby deleted in their entirety and Section 2.14 is hereby amended and restated in its entirety as follows: “2.14 [Intentionally Reserved]”. Notwithstanding anything to the contrary set forth elsewhere herein, in the Credit Agreement or in any other Loan Documents, Borrower shall not have any right or option to further extend the Maturity Date beyond July 15, 2027.

b. Waiver of Requirement to Collateralize Remaining Outstanding Senior Notes Indebtedness. Any requirement to collateralize the Remaining Outstanding Senior Notes Indebtedness as set forth in the Credit Agreement, including in the definition of Refinance Conditions and Section 2.15 of the Credit Agreement is hereby waived by Administrative Agent

Five Point Operating Company, LP

First Amendment to A&R Credit Agreement

and Lenders with Administrative Agent and Lenders acknowledging and agreeing that the Refinance Conditions (as defined in the existing Credit Agreement) have been effectively satisfied. In addition and in furtherance thereof, the defined terms “Refinance Conditions”, “Senior Notes Reserve Account” and “Unrefinanced Senior Notes Amount”, together with all references thereto in the Credit Agreement, are hereby deleted in their entirety. For avoidance of doubt, terms and conditions set forth in the existing Section 2.15 of the Credit Agreement relating to the refinancing of the Senior Notes are hereby deleted in their entirety and replaced with the amended and restated Increase in Commitments Section 2.15 as set forth below in Section 1(c) of this Amendment.

c. Increase in Commitments. Section 2.15 of the Credit Agreement is hereby amended and restated in its entirety as follows:

“2.15 Increase in Commitments.

(a) Request for Increase. Provided no Default or Event of Default exists, Borrower may from time to time make written request(s) to Administrative Agent for increase(s) in the Aggregate Commitments in amount(s) of not less than $5,000,000.00 nor more than $25,000,000.00 in the aggregate (an “Increase Request”). Any such Increase Request shall specify (i) the amount of the requested increase and (ii) the date by which Borrower requires a response, which, shall in no event be earlier than ten (10) Business Days following Borrower’s delivery of the Increase Request to Administrative Agent (“Response Deadline”). Promptly upon its receipt of an Increase Request, Administrative Agent shall provide written notice to Lenders of the Increase Request and associated Response Deadline, provided, however, that it is expressly acknowledged and agreed by Borrower that neither Administrative Agent nor any Lender shall be obligated to increase its Commitment or consider any Increase Request. For the avoidance of doubt, notwithstanding any increase in any of the Commitments in accordance with this Section, in no event shall the maximum amount of the Aggregate Commitments exceed $150,000,000.00.

(b) Lender Elections to Increase. Each Lender shall, on or before the Response Deadline associated with an Increase Request, provide written notice to Administrative Agent of its election to or not to increase its Commitment and, for any Lender who has elected to increase its Commitment, whether such increase shall be in an amount equal to, greater than, or less than its Applicable Percentage of such requested increase. The failure of any Lender to respond to an Increase Request on or before the associated Response Deadline shall be deemed an election by such Lender not to increase its Commitment pursuant to such Increase Request.

(c) Notification by Administrative Agent; Additional Lenders. Administrative Agent shall notify Borrower and Lenders of the Lenders’ responses (or non-responses) to each Increase Request. In the event a Lender’s election to not increase its Commitment results in a shortfall with respect to an Increase Request, then subject to the approval of Administrative Agent and L/C Issuer (which shall not be unreasonably withheld or delayed), in order to satisfy such Increase Request, Borrower may invite additional Eligible Assignees to become Lenders pursuant to a joinder agreement in form and substance reasonably satisfactory to the Administrative Agent and the Borrower.

(d) Effective Date and Allocations. If the Aggregate Commitments

Five Point Operating Company, LP

First Amendment to A&R Credit Agreement

are increased in accordance with this Section 2.15, Administrative Agent and Borrower shall determine the effective date of the increase (the “Increase Effective Date”) as well as the final allocation of such increase. Once agreed and confirmed, Administrative Agent shall promptly notify Borrower and Lenders of the Increase Effective Date and final allocation.

(e) Conditions to Effectiveness of Increase. As a condition precedent to any increase, (i) Borrower shall deliver to Administrative Agent a certificate of each Loan Party dated as of the Increase Effective Date signed by a Responsible Officer of such Loan Party (A) certifying and attaching the resolutions adopted by such Loan Party (or its applicable governing body or entity) approving or consenting to such increase, and (B) in the case of the Borrower, certifying that, immediately before and immediately after giving effect to such increase, (1) the representations and warranties contained in Article V and the other Loan Documents are true and correct in all material respects on and as of the Increase Effective Date, except (I) to the extent that such representations and warranties specifically refer to an earlier date, in which case they are true and correct in all material respects as of such earlier date and (II) to the extent any such representation and warranty is qualified by a materiality threshold, the materiality qualifiers contained in this clause (B)(1) shall not be duplicative of, or in addition thereto, and shall not apply thereto, (2) no Default or Event of Default exists and (3) the Borrower is in pro forma compliance as of the most recently ended fiscal quarter with all financial covenants set forth in Section 7.01 after giving effect to any Loans made on the date of such increase. Borrower shall prepay any Committed Loans outstanding on the Increase Effective Date (and pay any additional amounts to the extent required pursuant to Section 3.05) to the extent necessary to keep the outstanding Committed Loans ratable with any revised Applicable Percentages arising from any non-ratable increase in the Commitments under this Section.

(f) Conflicting Provisions. This Section shall supersede any provisions in Sections 2.13 and 10.01 to the contrary. In connection with any increase of the Aggregate Commitments pursuant hereto, Administrative Agent and Borrower may, without the consent of any Lenders, execute such amendments to any Loan Documents as may be necessary or appropriate to effectuate the provisions of this Section 2.15.

d. Definition of Letter of Credit Sublimit. The definition of Letter of Credit Sublimit is hereby amended and restated in its entirety as follows:

““Letter of Credit Sublimit” means an amount equal to the Aggregate Commitments amount (i.e., $125,000,000.00) plus one hundred percent (100%) of each Dollar increase in the Aggregate Commitments in the event of any such increase pursuant to Section 2.15. For the avoidance of doubt, the Letter of Credit Sublimit is part of, and not in addition to, the Aggregate Commitments.”

e. Definition of Senior Notes. The definition of Senior Notes is hereby amended and restated in its entirety as follows:

““Senior Notes” means those certain Senior Notes maturing on January 15, 2028 and issued on January 16, 2024 pursuant to an Indenture dated as of even date therewith by and among Borrower, Five Point Capital Corp., the guarantors party thereto and Computershare Trust Company, N.A., as the trustee.”

Five Point Operating Company, LP

First Amendment to A&R Credit Agreement

2. Conditions Precedent. This Amendment shall become effective and binding on the Loan Parties, Administrative Agent and Lenders only upon Administrative Agent’s determination that each of the following conditions precedent have been satisfied (collectively, the “Amendment Conditions”):

a. Execution and Delivery of Amendment Documents. This Amendment and the Guarantor Consent attached hereto, together with that certain Supplemental Administrative Agent Fee Letter (collectively, the “Amendment Documents”), shall have been executed by each of the Loan Parties a party thereto and delivered to Administrative Agent; Administrative Agent and Lenders shall have executed this Amendment; and Administrative Agent shall have delivered a fully executed copy of this Amendment to Borrower.

b. Representations True and Correct. The representations and warranties set forth in the Amended and Restated Credit Agreement, this Amendment and the other Loan Documents, including the Guaranty, shall be true, correct and complete in all material respects; provided that, (i) as to those representations and warranties made as of a certain date, they shall be true and correct in all material respects as of that date and (ii) to the extent any such representation and warranty contained elsewhere herein or in the Loan Documents is qualified by a materiality threshold, the materiality qualifiers contained in this clause shall not be duplicative of, or in addition thereto, and shall not apply thereto.

c. Financial Compliance; No Event of Default. Borrower shall be in compliance with the financial covenants set forth in Section 7.01 of the Credit Agreement and No Default or Event of Default shall have occurred and be continuing.

d. Certification by Responsible Officer. Borrower shall have delivered to Administrative Agent a certificate executed by a Responsible Officer certifying to the satisfaction of the foregoing conditions precedent set forth in above Sections 2(b) and (c).

e. Good Standing Certifications, Resolutions; etc.. Administrative Agent shall have received updated good standing certificates issued by the applicable Secretary of State office for the state within which each Loan Party has been formed and Borrower shall have caused to delivered to Administrative Agent (i) such updated resolutions, consents and certificates (including current good standing certificates as to each Loan Party) as Administrative Agent has determined are reasonably necessary or appropriate to evidence and otherwise confirm each Loan Party’s authority to execute, deliver and perform the Amendment Documents to which such Loan Party is a party and perform its obligations thereunder and (ii) such other documents and information reasonably required by (and identified to Borrower in writing prior to closing of this Amendment) in connection with the underwriting and credit approval of the Lenders as a condition of the closing of this Amendment.

f. Payment of Extension Fee. Borrower shall have paid to Administrative Agent for the benefit of each Lender (other than Citibank as a Non-Consenting Lender), an extension fee equal to 0.31% of each such Lender’s Commitment being extended by this Amendment. Such extension fee shall be paid in immediately available funds and shall be deemed fully earned and non-refundable upon receipt, irrespective of any subsequent prepayment or acceleration of the Maturity Date.

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First Amendment to A&R Credit Agreement

g. Payment of Costs and Expenses. In addition to payment of the extension fee as set forth above, Borrower shall have paid all fees, costs and expenses required to be paid to Administrative Agent by Borrower pursuant to the Supplemental Administrative Agent Confidential Fee Letter dated as of even date with the Amended and Restated Credit Agreement. Administrative Agent shall have received payment of all reasonable and documented out-of-pocket expenses (including reasonable and documented legal fees and expenses) required to be paid pursuant to Section 10.04(a) of the Amended and Restated Credit Agreement (without prejudice to any post-closing settlement of such fees and expenses to the extent not so invoiced)).

h. Lender Authorization. Administrative Agent shall have received authorization from each Lender to close this Amendment, which authorization may be provided by email or such other electronic communication to Administrative Agent or its counsel.

Upon Administrative Agent’s determination that the foregoing Amendment Conditions have been satisfied, this Amendment shall be deemed effective as of the date first set forth above and the Administrative Agent shall notify each party hereto of such effectiveness. Such confirmation may be provided by email or such other electronic communication by Administrative Agent or its counsel.

3. Representations and Warranties. Borrower hereby represents and warrants to Administrative Agent and Lenders that, as of the date hereof: (a) the representations and warranties contained in the Loan Documents to which it is a party are true, complete and accurate in all material respects as of the date hereof (except to the extent any such representation and warranty is made as of a specified date, in which case such representation and warranty shall have been true, correct and complete as of such specified date); (b) after giving effect to this Amendment, no Event of Default exists and it is not aware of any existing Defaults; (c) to Borrower’s knowledge, Administrative Agent and Lenders have each performed all of their respective obligations as and when required under the Loan Documents and Borrower is not aware of any claims, counterclaims, defenses, or offsets with respect to the enforcement against Borrower of the Loan Documents to which it is a party; (d) no voluntary actions or involuntary actions are pending against any of the Loan Parties under the bankruptcy or insolvency laws of the United States or any state thereof; (e) each Loan Party (i) is duly organized or formed, validly existing and, as applicable, in good standing under the Laws of the jurisdiction of its incorporation or organization, and (ii) has all requisite power and authority and all requisite governmental licenses, authorizations, consents and approvals to execute and deliver this Amendment and perform its obligations hereunder; (f) the execution and delivery by each Loan Party of the Amendment Documents to which it is a party and the performance thereof by each Loan Party a party thereto have been duly authorized by all necessary corporate or other organizational action and such execution and delivery do not and will not (i) contravene the terms of any of such Loan Party’s Organization Documents; or (ii) conflict with or result in any breach or contravention of, or the creation of, any Lien (other than any Lien pursuant to a Loan Document) under (A) any Contractual Obligation to which such Loan Party is a party or (B) any order, injunction, writ or decree of any Governmental Authority or any arbitral award to which such Loan Party or its property is subject, in each case under this clause (f)(ii) except to the extent such conflict, breach or contravention, as the case may be, would not reasonably be expected to have a Material Adverse Effect and (g) no approval, consent, exemption, authorization, or other action by, or notice to, or filing with, any Governmental Authority is necessary or required in connection with the execution and delivery by any Loan Party of the Amendment Documents to which it is a party or the performance by any Loan Party of its obligations under such Amendment Documents except (i) such as have been obtained or made and are (or will so be) in full force and effect, and (ii) those the failure to obtain or make which would not reasonably be expected to result in a Material Adverse Effect.

Five Point Operating Company, LP

First Amendment to A&R Credit Agreement

4. Ratification of Loan Documents and Collateral. Borrower hereby acknowledges, agrees, represents, ratifies and confirms to Administrative Agent and Lenders that each of Loan Documents to which it is a party, as each such Loan Document may have been amended, restated, amended and restated or otherwise modified by the Amendment Documents continue to be valid, in full force and effect and enforceable against Borrower in accordance with its terms, and such Loan Party remains obligated thereunder, all without any right of offset, counter-claim or defense (other than the defense of actual prior payment or performance thereof pursuant to such Loan Documents).

5. Binding Effect. Administrative Agent, Lenders, Borrower and each Guarantor (by their respective execution of the Guarantor Consent), hereby acknowledge and agree that:

a. The Loan Documents as modified herein are binding upon, and inure to the benefit of Administrative Agent, Lenders and each of the Loan Parties, together with their respective successors and assigns to the extent any such assignment is permitted under the Credit Agreement.

b. The Amendment Documents, and the interpretation and enforcement thereof shall be in accordance with the general terms and conditions set forth in the Credit Agreement, including the notice provisions, consent to jurisdiction provisions, governing law provisions, waiver of jury and judicial reference provisions, and the integration, counterpart and severability provisions, with Administrative Agent, Lenders and each of the Loan Parties being entitled to the benefits thereof and being bound thereby.

c. This Amendment, including each of the provisions set forth above in Sections 1 through 3, and the other Amendment Documents are hereby deemed implemented and effective as of the date first set forth above and shall each be deemed effective, valid and in full force and effect as of such date.

[Reminder of Page Intentionally Blank – Signature Pages Follow]

Five Point Operating Company, LP

First Amendment to A&R Credit Agreement

IN WITNESS WHEREOF, the undersigned have executed this Amendment as of the date first set forth above.

BORROWER:

FIVE POINT OPERATING COMPANY, LP,
a Delaware limited partnership

By:	Five Point Opco GP, LLC,
a Delaware limited liability company,
its managing general partner

By:	/s/ Kim Tobler
Kim Tobler, Chief Financial Officer,
Treasurer & Vice President

By:	/s/ Michael Alvarado
Michael Alvarado, Chief Legal Officer,
Vice President & Secretary

Five Point Operating Company, LP

First Amendment to A&R Credit Agreement

IN WITNESS WHEREOF, the undersigned have executed this Amendment as of the date first set forth above.

ADMINISTRATIVE AGENT:

ZIONS BANCORPORATION, N.A. dba
CALIFORNIA BANK & TRUST,
as Administrative Agent

By:	/s/ Sean Reilly
Name:	Sean Reilly
Title:	Vice President

LENDER:

ZIONS BANCORPORATION, N.A. dba
CALIFORNIA BANK & TRUST,
as a Lender and L/C Issuer

By:	/s/ Sean Reilly
Name:	Sean Reilly
Title:	Vice President

Five Point Operating Company, LP

First Amendment to A&R Credit Agreement

IN WITNESS WHEREOF, the undersigned has executed this Amendment as of the date first set forth above.

LENDER:

CITIBANK, N.A.

By:	/s/ Tom Vajda
Name:	Tom Vajda
Title:	Vice President

Five Point Operating Company, LP

First Amendment to A&R Credit Agreement

IN WITNESS WHEREOF, the undersigned has executed this Amendment as of the date first set forth above.

LENDER:

COMERICA BANK

By:	/s/ Jonathan R. Ward
Name:	Jonathan R. Ward
Title:	VP – Western Market

Five Point Operating Company, LP

First Amendment to A&R Credit Agreement

IN WITNESS WHEREOF, the undersigned has executed this Amendment as of the date first set forth above.

LENDER:

JPMORGAN CHASE BANK, N.A., a national banking association

By:	/s/ Amit Mudaliar
Name:	Amit Mudaliar
Title:	Vice President

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Five Point Operating Company, LP

First Amendment to A&R Credit Agreement

CONSENT AND AGREEMENT OF GUARANTORS

(FIRST AMENDMENT TO AMENDED AND RESTATED CREDIT AGREEMENT)

The undersigned Guarantors hereby consent to the foregoing First Amendment to First Amended and Restated Credit Agreement (“Amendment”). Except to the extent expressly defined herein, each capitalized term shall mean as defined in the Amendment. Each Guarantor further acknowledges, represents and warrants to Administrative Agent and Lenders that (a) it has received a copy of the Amendment, has read the Amendment, understands the Amendment, has discussed the Amendment with Borrower, has sought independent advice from counsel with respect to the Amendment or, although having the time and opportunity to do so, has elected not to seek such independent advice, and thereafter has fully, finally and unconditionally consented to the Amendment, (b) the Guaranty as may be restated, amended or otherwise modified by the Amendment, continues to be the legal, valid and binding obligation of such Guarantor, enforceable against it in accordance with its terms, subject only to bankruptcy, insolvency, moratorium, reorganization or similar laws affecting creditors’ rights generally and by equitable principles of general application, (c) notwithstanding anything to the contrary set forth in any other agreement, instrument or other document, such Guarantor acknowledges and agrees that it is not a primary obligor along with Borrower under the Credit Facility and that the obligations of each Guarantor under the Loan Documents to which it is a party constitute separate, independent and valid obligations of such Guarantor, and (d) to such Guarantor’s knowledge, Administrative Agent and Lenders have each performed all of their respective obligations as and when required under the Loan Documents and such Guarantor is not aware of any claims, counterclaims, defenses, or offsets with respect to the enforcement against it of the Loan Documents to which it is a party exist and it is not aware of any existing claims, counterclaims, defenses, or offsets with respect to the enforcement against it of any of the Loan Documents to which it is a party.

Each Guarantor further acknowledges and agrees that, notwithstanding anything to the contrary set forth in any Guaranty, no Guarantor shall be deemed to be a guarantor of any applicable swap obligations if such Guarantor is not an “Eligible Contract Participant” as defined in § 1(a)(18) of the Commodity Exchange Act and the applicable rules issued by the Commodity Futures Trading Commission and/or the Securities and Exchange Commission (collectively, and as now or hereafter in effect, “the ECP Rules”) to the extent that the providing of such guaranty by such Guarantor would violate the ECP Rules or any other applicable law or regulation. This paragraph shall not affect any obligations of any Guarantor other than any obligations of such Guarantor with respect to any such swap obligations, nor shall it affect the obligations of any Guarantor who qualifies as an Eligible Contract Participant.

[Remainder of Page Intentionally Blank – Signature Pages Follow]

Five Point Operating Company, LP

Consent and Agreement of Guarantors to

First Amendment to A&R Credit Agreement

IN WITNESS WHEREOF, the undersigned have executed this Consent and Agreement of Guarantors as of the date of the Amendment.

GUARANTOR:

THE SHIPYARD COMMUNITIES, LLC, a Delaware limited liability company

By:	Five Point Operating Company, LP,
a Delaware limited partnership, its manager

By:	Five Point Opco GP, LLC,
a Delaware limited liability company, its managing general partner

By:	/s/ Kim Tobler
Kim Tobler, Chief Financial Officer, Treasurer & Vice President

By:	/s/ Michael Alvarado
Michael Alvarado, Chief Legal Officer, Vice President & Secretary

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Five Point Operating Company, LP

Consent and Agreement of Guarantors to

First Amendment to A&R Credit Agreement

IN WITNESS WHEREOF, the undersigned have executed this Consent and Agreement of Guarantors as of the date of the Amendment.

GUARANTOR:

FIVE POINT LAND, LLC, a Delaware limited liability company

By:	Five Point Operating Company, LP, a Delaware limited partnership, its manager

By:	Five Point Opco GP, LLC, a Delaware limited liability company, its managing general partner

By:	/s/ Kim Tobler
Name:	Kim Tobler
Title:	Chief Financial Officer, Treasurer & Vice President

By:	/s/ Michael Alvarado
Name:	Mike Alvarado
Title:	Chief Legal Officer, Vice President & Secretary

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Five Point Operating Company, LP

Consent and Agreement of Guarantors to

First Amendment to A&R Credit Agreement

IN WITNESS WHEREOF, the undersigned have executed this Consent and Agreement of Guarantors as of the date of the Amendment.

GUARANTOR:

FIVE POINT COMMUNITIES MANAGEMENT, INC., a Delaware corporation

By:	/s/ Kim Tobler
Name:	Kim Tobler
Title:	Chief Financial Officer, Treasurer & Vice President

By:	/s/ Michael Alvarado
Name:	Mike Alvarado
Title:	Chief Legal Officer, Vice President & Secretary

S-3

Five Point Operating Company, LP

Consent and Agreement of Guarantors to

First Amendment to A&R Credit Agreement

IN WITNESS WHEREOF, the undersigned have executed this Consent and Agreement of Guarantors as of the date of the Amendment.

GUARANTOR:

FIVE POINT COMMUNITIES, LP, a Delaware limited partnership

By:	Five Point Communities Management, Inc.,
a Delaware corporation, its general partner

By:	/s/ Kim Tobler
Name:	Kim Tobler
Title:	Chief Financial Officer, Treasurer & Vice President

By:	/s/ Michael Alvarado
Name:	Mike Alvarado
Title:	Chief Legal Officer, Vice President & Secretary

S-4

Five Point Operating Company, LP

Consent and Agreement of Guarantors to

First Amendment to A&R Credit Agreement

IN WITNESS WHEREOF, the undersigned have executed this Consent and Agreement of Guarantors as of the date of the Amendment.

GUARANTOR:

FIVE POINT HERITAGE FIELDS, LLC, a Delaware limited liability company

By:	Five Point Operating Company, LP,
a Delaware limited partnership, its manager

By:	Five Point Opco GP, LLC,
a Delaware limited liability company, its managing general partner

By:	/s/ Kim Tobler
Name:	Kim Tobler
Title:	Chief Financial Officer, Treasurer & Vice President

By:	/s/ Michael Alvarado
Name:	Mike Alvarado
Title:	Chief Legal Officer, Vice President & Secretary

S-5

Five Point Operating Company, LP

Consent and Agreement of Guarantors to

First Amendment to A&R Credit Agreement

IN WITNESS WHEREOF, the undersigned have executed this Consent and Agreement of Guarantors as of the date of the Amendment.

GUARANTOR:

FIVE POINT CAPITAL CORP.,
a Delaware corporation

By:	/s/ Kim Tobler
Name:	Kim Tobler
Title:	Chief Financial Officer, Treasurer & Vice President

By:	/s/ Michael Alvarado
Name:	Mike Alvarado
Title:	Chief Legal Officer, Vice President & Secretary

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Five Point Operating Company, LP

Consent and Agreement of Guarantors (Sixth Amendment)